SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION

DWS Communications Fund

As previously disclosed in a supplement dated August 23, 2024, the fund’s Board of Trustees approved changes to the fund proposed by DWS Investment Management Americas, Inc., the fund’s investment advisor, in order to implement a new investment strategy for the fund, including: (i) a new fund name; (ii) replacement of the fund’s policy to normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes (measured at the time of investment), in securities of companies in the communications field (the “80% policy”); (iii) modification of the fund’s policy prohibiting the fund from investing less than 65% of its total assets in the communications field (the “concentration policy”); and (iv) replacement of the fund’s primary broad-based securities market index. Subsequently, the fund's Board of Trustees approved a reduction in the fund's management fee.
Importantly, the proposed modification to the concentration policy (as further described below) was subject to shareholder approval, and all other changes mentioned herein were contingent on the modification to the concentration policy being approved.
At a January 16, 2025 Special Shareholder Meeting, shareholders approved the modification to the fund's concentration policy. As a result, the changes described herein will be effective on or about February 14, 2025. This supplement replaces the August 23, 2024 supplement.
The fund’s investment objective to seek to maximize total return will not be affected by the changes described herein, and the fund’s current portfolio management team will continue to manage the fund’s assets after the changes take effect. Implementing these changes may result in significant turnover of the fund's currently held portfolio securities.
Fund Name Change
The fund’s name will change to DWS Digital Horizons Fund.
New 80% Policy
The fund’s current 80% policy to normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes (measured at the time of investment), in securities of companies in the communications field, will change to state that under normal circumstances, the fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stock of digital companies.
The fund expects to define “digital companies” as those that provide services or content primarily via the internet or other forms of electronic communication or digital technologies, including software or that provide the physical infrastructure and/or equipment that enable the provision of such services. A company will be considered a digital company if it is in one of the industries that make up the information technology or communication services sectors, as defined by the Global Industry Classification Standard (GICS®). The fund concentrates its investments (i.e. invests at least 25% of its net assets) in industries in each of the information technology and communication services sectors. In addition, companies classified in industries within other GICS sectors may be digital companies based on portfolio management’s assessment of whether their services and products rely on the internet or other digital technologies. In assessing whether companies in other GICS sectors are digital companies, portfolio management considers a number of factors, including revenues derived from digital services and products and investment in building, developing and delivering digital services and/or products. For illustrative purposes, examples of such companies include companies classified in industries such as retail, hotels, restaurants and leisure, ground transportation or consumer finance whose services and products are offered or accessed via the internet or other digital technologies, and companies classified in the financial services industry that offer digital payment solutions.
January 16, 2025
PRO_SAISTKR24-99

Modification of Concentration Policy
Currently, the fund’s concentration policy states that as a matter of fundamental policy, the fund may not invest less than 65% of its total assets in the communications field, except as described in the prospectus, (otherwise the fund will not concentrate more than 25% of its total assets in securities of issuers in any industry).
Effective on or about February 14, 2025, the concentration policy will state that as a matter of fundamental policy, the fund may not concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that the fund will concentrate its investments in industries in each of the information technology and communication services sectors.
New Broad-Based Securities Market Index
The fund’s primary broad-based securities market index will change from the MSCI World Index to the Russell 3000 Index. The fund will also add the Russell 3000 Growth Index as an additional securities market index, and remove the existing additional securities market index, the MSCI World Communication Services Index.
Reduced Management Fee
Currently, the fund pays the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.900% to $100 million of the fund’s average daily net assets, 0.800% on the next $100 million of the fund’s average daily net assets, 0.750% on the next $100 million of the fund’s average daily net assets, 0.700% on the next $200 million of the fund’s average daily net assets, 0.630% on the next $500 million of the fund’s average daily net assets, 0.580% on the next $500 million of the fund’s average daily net assets, and 0.550% of the fund’s average daily net assets thereafter.
Effective on or about February 14, 2025, the fund will pay the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.800% to $100 million of the fund’s average daily net assets, 0.700% on the next $100 million of the fund’s average daily net assets, 0.650% on the next $100 million of the fund’s average daily net assets, 0.600% on the next $200 million of the fund’s average daily net assets, 0.530% on the next $500 million of the fund’s average daily net assets, 0.480% on the next $500 million of the fund’s average daily net assets, and 0.450% of the fund’s average daily net assets thereafter.
Please Retain This Supplement for Future Reference
January 16, 2025
PRO_SAISTKR24-99